Exhibit 4.2

ALZHEON, INC.

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”), is made as of May 25, 2017, by and among Alzheon, Inc., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto (together with any subsequent investors or transferees, who become parties hereto as “Investors” pursuant to Subsections 9.9(a) or 9.12 below, the “Investors”), and those certain stockholders of the Company listed on Schedule B (together with any subsequent stockholders or transferees, who become parties hereto as “Key Holders” pursuant to Subsection 9.9(b) or 9.12 below, the “Key Holders,” and together collectively with the Investors, the “Stockholders”).

RECITALS

WHEREAS, certain of the Investors (the “Existing Investors”) possess registration rights, information rights, rights of first offer, and other rights pursuant to a Stockholders Agreement, dated as of December 30, 2014, between the Company and such Investors (the “Prior Agreement”);

WHEREAS, the Existing Investors desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Agreement;

WHEREAS, concurrently with the execution of this Agreement, the Company and certain of the Investors are entering into a Series B Preferred Stock Purchase Agreement (as the same may be amended and/or restated from time to time, the “Purchase Agreement”), pursuant to which such Investors have agreed to purchase shares of Series B Preferred Stock.

NOW, THEREFORE, the Company and the Existing Investors hereby agree to amend and restate the Prior Agreement in its entirety as set forth herein, and all of the parties hereto further agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.2 “Board” means the Board of Directors of the Company.

1.3 “Certificate of Incorporation” means the Company’s certificate of incorporation, as may be amended and/or restated from time to time.

1.4 “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

1.5 “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in discovering, developing or commercializing therapeutics for the treatment of Alzheimer’s disease, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than twenty percent (20%) of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the board of directors of any Competitor.

1.6 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.7 “Deemed Liquidation Event” shall have the meaning ascribed to it in the Certificate of Incorporation.

1.8 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.10 “Excluded Registration” means: (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.11 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

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1.12 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.13 “Founder” means Dr. Martin Tolar.

1.14 “GAAP” means generally accepted accounting principles in the United States.

1.15 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.16 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.17 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.18 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.19 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.20 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.21 “Preferred Stock” means the Series A Preferred Stock and Series B Preferred Stock.

1.22 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 9.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.12 of this Agreement.

1.23 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

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1.24 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.11(b) hereof.

1.25 “Sale of the Company” either: (a) a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”); or (b) a transaction that qualifies as a Deemed Liquidation Event.

1.26 “SEC” means the Securities and Exchange Commission.

1.27 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.28 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.29 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.30 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.31 “Series A Director” means the director of the Company that the holders of record of the Series A Preferred Stock are entitled to elect, exclusively as a separate class, pursuant to the Certificate of Incorporation.

1.32 “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

1.33 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

1.34 “Shares” means any securities of the Company the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Common Stock and Preferred Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

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2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to the Registrable Securities then outstanding having an anticipated aggregate offering price, net of Selling Expenses, of at least $15 million, then the Company shall (x) within twenty (20) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $3.0 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company, (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than an Excluded Registration.

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(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a): (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected one (1) registration pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the

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extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and

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any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than one hundred percent (100%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

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(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $50,000, of one (1) counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the

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Holders of a majority of the Registrable Securities agree to forfeit their right to one (1) registration pursuant to Subsections 2.1(a) or
2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one (1) registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to

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amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder

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pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, or such other period as may be requested by the Company or an underwriter

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to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.10 shall apply only to the IPO and shall apply to each Investor only if each officer, director and Holder owning 5% or more of the Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock agrees to similar restrictions, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.10 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.10 or that are necessary to give further effect thereto.

2.11 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

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The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.11.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.11. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.12 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event;

(b) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c) the fifth (5th) anniversary of the IPO.

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3. Information Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Investor that, individually or together with such Investor’s Affiliates, holds at least 72,993 shares of Series A Preferred Stock or 22,172 shares of Series B Preferred Stock (each as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof), provided that the Board has not reasonably determined that such Investor is a Competitor:

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year; and

(b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP).

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Investor that, individually or together with such Investor’s Affiliates, holds at least 729,927 shares of Series A Preferred Stock or 221,729 shares of Series B Preferred Stock (each as adjusted for any stock split, stock dividend, combination or other recapitalization or reclassification effected after the date hereof) (provided that the Board has not reasonably determined that such Investor is a Competitor), at such Investor’s expense, upon not less than ten (10) days prior notice, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

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3.3 Termination of Information Rights. The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, whichever event occurs first.

3.4 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, provided that prior to such disclosure such prospective purchaser has agreed to be bound to provisions which are the same or substantially similar to the provisions of this Subsection 3.4 (and further provided such purchaser is not a Competitor); (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Investor. An Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among itself and its Affiliates (provided such Affiliates are not a Competitor).

(a) The Company shall give notice (the “Offer Notice”) to each Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Investor (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Investor) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as

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applicable, of all Preferred Stock and other Derivative Securities). At the expiration of such twenty (20) day period, the Company shall promptly notify each Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s failure to do likewise. During the five (5) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Investors were entitled to subscribe but that were not subscribed for by the Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of one hundred and twenty (120) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Investors in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Certificate of Incorporation); (ii) shares of Common Stock issued in the IPO; or (iii) shares of Preferred Stock issued to Additional Investors pursuant to Section 1(e) of the Purchase Agreement.

(e) Notwithstanding any provision hereof to the contrary, in lieu of complying with the provisions of this Subsection 4.1, the Company may elect to give notice to the Investors within thirty (30) days after the issuance of New Securities. Such notice shall describe the type, price, and terms of the New Securities. Each Investor shall have twenty (20) days from the date notice is given to elect to purchase up to the number of New Securities that would, if purchased by such Investor, maintain such Investor’s percentage-ownership position, calculated as set forth in Subsection 4.1(b) before giving effect to the issuance of such New Securities. If this provision is included in the Agreement, careful attention should be paid to the denominator used in the calculation of the pro rata participation right. The closing of such sale shall occur within sixty (60) days of the date notice is given to the Investors.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) immediately prior to the consummation of a Deemed Liquidation Event, whichever event occurs first.

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5. Voting Provisions Regarding Board of Directors.

5.1 Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at seven (7) directors and may be increased only with the written consent of the Investors holding Preferred Stock representing a majority of the shares of Common Stock issuable upon conversion of the then outstanding shares of Preferred Stock.

5.2 Board Composition. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the following persons shall be elected to the Board:

(a) One (1) person designated by ABG II-Alzheon Limited, who shall serve as the Series A Director and shall initially be David Nikodem, for so long as ABG II-Alzheon Limited and its Affiliates continue to own beneficially at least 1,459,854 shares of Series A Preferred Stock (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like), provided, that if ABG II-Alzheon Limited no longer has the right to designate the Series A Director pursuant to the foregoing clause, then the holders of a majority of the then outstanding shares of Series A Preferred Stock shall be entitled to nominate the Series A Director for so long as at least 1,094,891 shares of Series A Preferred Stock are issued and outstanding (which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like);

(b) The Company’s Chief Executive Officer, who shall initially be the Founder (the “CEO Director”), provided that if for any reason the CEO Director shall cease to serve as the Chief Executive Officer of the Company, each of the Stockholders shall promptly vote their respective Shares (i) to remove the former Chief Executive Officer from the Board if such person has not resigned as a member of the Board and (ii) to elect such person’s replacement as Chief Executive Officer of the Company as the new CEO Director; and

(c) Five (5) individuals designated by the holders of a majority of the then outstanding shares of Common Stock.

To the extent that any of clauses (a) through (c) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all the stockholders of the Company entitled to vote thereon in accordance with, and pursuant to, the Certificate of Incorporation.

5.3 Failure to Designate a Board Member. In the absence of any designation from the Persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein.

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5.4 Removal of Board Members. Each Stockholder also agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) no director elected pursuant to Subsections 5.2 or 5.3 of this Agreement may be removed from office unless (i) such removal is directed or approved by the affirmative vote of the Person, or of the holders of a majority of the shares of stock, entitled under Subsection 5.2 to designate that director; or (ii) the Person(s) originally entitled to designate or approve such director pursuant to Subsection 5.2 is no longer so entitled to designate or approve such director;

(b) any vacancies created by the resignation, removal or death of a director elected pursuant to Subsections 5.2 or 5.3 shall be filled pursuant to the provisions of this Section 5; and

(c) upon the request of any party entitled to designate a director as provided in Subsection 5.2(a) or Subsection 5.2(c) to remove such director, such director shall be removed.

All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.

5.5 No Liability for Election of Recommended Directors. No Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

5.6 Board Matters. Unless otherwise determined by the vote of a majority of the directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule. The Company shall reimburse the directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.

6. Vote to Increase Authorized Common Stock. Each Stockholder agrees to vote or cause to be voted all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Preferred Stock outstanding at any given time.

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7. Drag-Along Right.

7.1 Actions to be Taken. In the event that (i) the holders of a majority in voting power of the Preferred Stock held by the Investors (collectively, the “Selling Investors”); (ii) the Board of Directors; and (iii) the Founder approve a Sale of the Company in writing, specifying that this Section 7 shall apply to such transaction, then each Stockholder and the Company hereby agree:

(a) if such transaction requires stockholder approval, with respect to all Shares that such Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all Shares in favor of, and adopt, such Sale of the Company (together with any related amendment to the Restated Certificate required in order to implement such Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

(b) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by such Stockholder as is being sold by the Selling Investors to the Person to whom the Selling Investors propose to sell their Shares, and, except as permitted in Subsection 7.2 below, on the same terms and conditions as the Selling Investors;

(c) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company or the Selling Investors in order to carry out the terms and provision of this Section 7, including, without limitation, executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), and any similar or related documents;

(d) not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Shares of the Company owned by such party or Affiliate in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by the acquirer in connection with the Sale of the Company;

(e) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(f) if the consideration to be paid in exchange for the Shares pursuant to this Section 7 includes any securities and due receipt thereof by any Stockholder would require under applicable law: (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares; and

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(g) in the event that the Selling Investors, in connection with such Sale of the Company, appoint a stockholder representative (the “Stockholder Representative”) with respect to matters affecting the Stockholders under the applicable definitive transaction agreements following consummation of such Sale of the Company, (x) to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders, and (y) not to assert any claim or commence any suit against the Stockholder Representative or any other Stockholder with respect to any action or inaction taken or failed to be taken by the Stockholder Representative in connection with its service as the Stockholder Representative, absent fraud or willful misconduct.

7.2 Exceptions. Notwithstanding the foregoing, a Stockholder will not be required to comply with Subsection 7.1 above in connection with any proposed Sale of the Company (the “Proposed Sale”), unless:

(a) any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Shares, including, but not limited to, representations and warranties that (i) the Stockholder holds all right, title and interest in and to the Shares such Stockholder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable against the Stockholder in accordance with their respective terms; and (iv) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(b) the Stockholder shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Proposed Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders);

(c) the liability for indemnification, if any, of such Stockholder in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company or its Stockholders in connection with such Proposed Sale, is several and not joint with any other Person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of

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any of identical representations, warranties and covenants provided by all stockholders), and subject to the provisions of the Certificate of Incorporation related to the allocation of the escrow, is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Stockholder in connection with such Proposed Sale; and

(d) upon the consummation of the Proposed Sale (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock and (iii) unless the holders of (x) a majority of the Preferred Stock elect to receive a lesser amount by written notice given to the Company at least three (3) days prior to the effective date of any such Proposed Sale, , the aggregate consideration receivable by all holders of Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Proposed Sale is a Deemed Liquidation Event) in accordance with the Company’s Certificate of Incorporation in effect immediately prior to the Proposed Sale; provided, however, that, notwithstanding the foregoing, if the consideration to be paid in exchange for the Key Holder Shares or Investor Shares, as applicable, pursuant to this Subsection 7.2(d) includes any securities and due receipt thereof by any Key Holder or Investor would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Key Holder or Investor of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Key Holder or Investor in lieu thereof, against surrender of the Key Holder Shares or Investor Shares, as applicable, which would have otherwise been sold by such Key Holder or Investor, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Key Holder or Investor would otherwise receive as of the date of the issuance of such securities in exchange for the Key Holder Shares or Investor Shares, as applicable.

7.3 Restrictions on Sales of Control of the Company. No Stockholder shall be a party to any Stock Sale unless all holders of Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified in the Certificate of Incorporation in effect immediately prior to the Stock Sale (as if such transaction were a Deemed Liquidation Event), unless the holders of a majority of the Preferred Stock elect otherwise, by written notice given to the Company at least three (3) days prior to the effective date of any such transaction or series of related transactions.

8. Matters Requiring Series A Director Approval. So long as the holders of Series A Preferred Stock are entitled to elect a Series A Director, the Company shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without the approval of the Board, which approval must include the affirmative vote of the Series A Director:

(a) create or authorize the creation of or issue any additional class or series of capital stock (excluding, for the avoidance of doubt, shares of Series A Preferred Stock) having rights, preferences or privileges senior to or on parity with Series A Preferred Stock of the Corporation;

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(b) create or authorize the creation of any debt security of the Company, if the aggregate indebtedness of the Company for borrowed money following such action would exceed $200,000, other than equipment leases or bank lines of credit entered into on an arms-length basis in the ordinary course of business;

(c) increase or decrease the size of the Board of Directors of the Corporation; or

(d) increase the number of shares of Common Stock authorized or reserved for issuance under any equity incentive plans of the Company.

Notwithstanding the foregoing, the consent of the Series A Director shall not be required to authorize or reserve such number of shares of Common Stock for issuance under the Company’s 2014 Equity Incentive Plan, as may be amended and/or restated, to equal ten percent (10%) of the Company’s then outstanding Common Stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised or converted) following the final issuance of shares of Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement dated on or around December 30, 2014.

9. Miscellaneous.

9.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 72,993 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.10, in substantially the form attached hereto as Exhibit A. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

23

9.2 Governing Law. This Agreement shall be governed by the internal law of the State of Delaware without regard to its conflict of laws principles that would cause the application of laws of any other jurisdiction.

9.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A or Schedule B hereto (as applicable), or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 9.5. If notice is given to the Company, a copy shall also be sent to Latham & Watkins LLP, 27th Floor, 200 Clarendon Street, Boston, MA 02116, Attention: Peter N. Handrinos, facsimile: (617) 948-6001, email: peter.handrinos@lw.com.

9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company, the Founder and the holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.11(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.11(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the

24

fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). Further, this Agreement may not be amended, and no provision hereof may be waived, in each case, in any way which would adversely affect the rights of the Key Holders hereunder in a manner disproportionate to any adverse effect such amendment or waiver would have on the rights of the Investors hereunder, without also the written consent of the holders of at least a majority of the Shares held by the Key Holders. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 9.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

9.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

9.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

9.9 Additional Parties.

(a) Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Series B Preferred Stock after the date hereof, whether pursuant to the Purchase Agreement or otherwise, any purchaser of such shares of Series B Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

(b) In the event that after the date of this Agreement, the Company enters into an agreement with any Person to issue shares of capital stock to such Person (other than to a purchaser of Preferred Stock described in Subsection 9.9(a) above), following which such Person shall hold Shares constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged), then, the Company shall cause such Person, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as a Stockholder and thereafter such person shall be deemed a Stockholder for all purposes under this Agreement.

25

9.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

9.11 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

9.12 Transfers of Common Stock. Each transferee or assignee of any shares of Common Stock subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be a Key Holder and Stockholder, as applicable. The Company shall not permit the transfer of the shares of Common Stock subject to this Agreement on its books or issue a new certificate representing any such shares unless and until such transferee shall have complied with the terms of this Subsection 9.12. Each certificate instrument, or book entry representing the shares of Common Stock subject to this Agreement if issued on or after the date of this Agreement shall be notated by the Company with the legend set forth in Subsection 9.13.

9.13 Share Certificate Legend. Each certificate, instrument, or book entry representing any Shares issued after the date hereof shall be notated by the Company with a legend reading substantially as follows:

“THE SHARES REPRESENTED HEREBY ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT STOCKHOLDERS AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates instruments, or book entry evidencing the Shares issued after the date hereof to be notated with the legend required by this Subsection 9.13 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of such Shares upon written request from such holder to the

26

Company at its principal office. The parties to this Agreement do hereby agree that the failure to cause the certificates, instruments, or book entry evidencing the Shares to be notated with the legend required by this Subsection 9.13 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

9.14 Stock Splits, Stock Dividends, etc. In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Stockholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Subsection 9.13.

9.15 Term. The terms and conditions of Sections 5, 6 and 7 of this Agreement shall terminate upon the earliest to occur of (a) the consummation of the IPO (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction); or (b) the consummation of a Sale of the Company and distribution of proceeds to or escrow for the benefit of the Stockholders in accordance with the Certificate of Incorporation, provided that the provisions of Section 7 hereof will continue after the closing of any Sale of the Company to the extent necessary to enforce the provisions of Section 7 with respect to such Sale of the Company.

[Remainder of Page Intentionally Left Blank]

27

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

ALZHEON, INC.

By:	/s/ Martin Tolar, M.D., Ph.D.
Name:	Martin Tolar, M.D., Ph.D.
Title:	Chief Executive Officer and President

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Sagar Patal
(signature)

Name:	Sagar Patal

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: KC Venture Holdings, LLC

By:	/s/ Manuel Kadre
(signature)

Name:	Manuel Kadre

Title:	Member

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Richard D. Fain
(signature)

Name:	Richard D. Fain

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ William O’Reilly
(signature)

Name:	William O’Reilly

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Warwick Capital Partners, LLC

By:	/s/ Edgar D. Jannotta, Jr.
(signature)

Name:	Edgar D. Jannotta, Jr.

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Edgar D. Jannotta, Jr. Exempt Family Trust

By:	/s/ Erika Pearsall
(signature)

Name:	Erika Pearsall

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Patrick S. Wilmerding
(signature)

Name:	Patrick S. Wilmerding

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Bruce Pettet
(signature)

Name:	Bruce Pettet

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Jean-Pierre Sommadossi 1998 Irrevocable Trust

By:	/s/ Robert L. Murphy
(signature)

Name:	Robert L. Murphy

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Steven J. Wice
(signature)

Name:	Steven J. Wice

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Josiah T. Austin
(signature)

Name:	Josiah T. Austin

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Hilltop Investments II, LLC

By:	/s/ Robert R. Bennett
(signature)

Name:	Robert R. Bennett

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: AAR Associates, L.P.

By:	/s/ Ralph Finerman
(signature)

Name:	Ralph Finerman

Title:	General Partner

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: ABG II – Alzheon Limited

By:	/s/ Yeh Shan Ju
(signature)

Name:	Yeh Shan Ju

Title:	Director

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Picchio International Inc.

By:	/s/ Marc-André Blais
(signature)

Name:	Marc-André Blais

Title:	President

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Ralph Finerman
(signature)

Name:	Ralph Finerman

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Robert C. Jamo
(signature)

Name:	Robert C. Jamo

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Stephen R. Mut
(signature)

Name:	Stephen R. Mut

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: OWC 12/23/67 Trust FBO Erik M. W. Casperson

By:	/s/ Erik M. W. Casperson
(signature)

Name:	Erik M. W. Casperson

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Dritley Family Trust

By:	/s/ Jeffrey A. Dritley
(signature)

Name:	Jeffrey A. Dritley

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ John Hey
(signature)

Name:	John Hey

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: JPM Partners, LLC

By:	/s/ J.P. Sommadossi
(signature)

Name:	J.P. Sommadossi

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: F. Berdon Co LLC

By:	/s/ Frederick Berdon
(signature)

Name:	Frederick Berdon

Title:	Managing Member

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Hans C. Vitzthum
(signature)

Name:	Hans C. Vitzthum

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ William Raleigh
(signature)

Name:	William Raleigh

Executor of the estate of Jonathan Raleigh

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Klaus Kretschmer
(signature)

Name:	Klaus Kretschmer

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: JPOMA Investments Corp.

By:	/s/ Guy Desmarais
(signature)

Name:	Guy Desmarais

Title:	President

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Muhit Rahman
(signature)

Name:	Muhit Rahman

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Mark Versavel
(signature)

Name:	Mark Versavel

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Jeremy Yu
(signature)

Name:	Jeremy Yu

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Macy C. Smith
(signature)

Name:	Macy C. Smith

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Gregory Miller
(signature)

Name:	Gregory Miller

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: BDIF LLC

By:	/s/ Ralph Finerman
(signature)

Name:	Ralph Finerman

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Kevin Beck
(signature)

Name:	Kevin Beck

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Biomatrix Partners, Ltd.

By:	/s/ G. Houston Hall
(signature)

Name:	G. Houston Hall

Title:	General Partner

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: BMH Investments LLC

By:	/s/ Brenda M. Hackney
(signature)

Name:	Brenda M. Hackney

Title:	Sole Member

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Borgen Consolidated Holdings, LLC

By:	/s/ Bjorn K. Borgen
(signature)

Name:	Bjorn K. Borgen

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Laurence Chang
(signature)

Name:	Laurence Chang

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Cliffline LLC

By:	/s/ Helen Y. Hayes
(signature)

Name:	Helen Y. Hayes

Title:	Member

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Peter J. Crowley
(signature)

Name:	Peter J. Crowley

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Cynthia Finerman Living Trust

By:	/s/ Cynthia Finerman
(signature)

Name:	Cynthia Finerman

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: DHJ Investments, LP

By:	/s/ Daniel H. James
(signature)

Name:	Daniel H. James

Title:	General Partner

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Edward F. Keely
(signature)

Name:	Edward F. Keely

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: El Chichon Partners, LLC

By:	/s/ Erin Burr
(signature)

Name:	Erin Burr

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Timothy Hogue
(signature)

Name:	Timothy Hogue

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Hon Haw Siang
(signature)

Name:	Hon Haw Siang

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Jack T. and Judith E. Pottle Trust

By:	/s/ Jack T. Pottle
(signature)

Name:	Jack T. Pottle

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ James Frank
(signature)

Name:	James Frank

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Edgar D. Jannotta, Jr. Revocable Trust

By:	/s/ Edgar D. Jannotta, Jr.
(signature)

Name:	Edgar D. Jannotta, Jr.

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Jimmie Dresnick
(signature)

Name:	Jimmie Dresnick

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Jon-Erik Borgen
(signature)

Name:	Jon-Erik Borgen

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Petr Kocis
(signature)

Name:	Petr Kocis

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Lagom LLC

By:	/s/ Marika Lindholm
(signature)

Name:	Marika Lindholm

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Evan Cascio
(signature)

Name:	Evan Cascio

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Madockawando Holdings, LLC

By:	/s/ William B. Buchanan, Jr.
(signature)

Name:	William B. Buchanan, Jr.

Title:	Managing Partner

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Charles J. Magolske
(signature)

Name:	Charles J. Magolske

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Carl D. Meyer Separate Property Trust dated December 4, 2012

By:	/s/ Carl D. Meyer
(signature)

Name:	Carl D. Meyer

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Michael J. Gahan
(signature)

Name:	Michael J. Gahan

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Montauk, LLC

By:	/s/ William Laverack, Jr.
(signature)

Name:	William Laverack, Jr.

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Mossrock Capital, LLC

By:	/s/ Thomas Malley
(signature)

Name:	Thomas Malley

Title:	President

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Neil Flanzraich
(signature)

Name:	Neil Flanzraich

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Opaleye L.P.

By:	/s/ James Silverman
(signature)

Name:	James Silverman

Title:	Founder/General Partner

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Craig M. Overlander
(signature)

Name:	Craig M. Overlander

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Aidan Power
(signature)

Name:	Aidan Power

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Rehoboth Hundred LLC

By:	/s/ Joseph Ruggiero
(signature)

Name:	Joseph Ruggiero

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Reinfrank Living Trust dated 6/13/95

By:	/s/ R. Rudolph Reinfrank
(signature)

Name:	R. Rudolph Reinfrank

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Richard Doyle
(signature)

Name:	Richard Doyle

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Richard A. Smith
(signature)

Name:	Richard A. Smith

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Bryan Ritz
(signature)

Name:	Bryan Ritz

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Winterset Land LLC

By:	/s/ Ron Sachs
(signature)

Name:	Ron Sachs

Title:	Principal

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Philip T. Ruegger
(signature)

Name:	Philip T. Ruegger

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Aptus Holdings Limited (formerly Striker Asia Opportunities Fund Corporation)

By:	/s/ HUEN Chung Yuen Ian
(signature)

Name:	HUEN Chung Yuen Ian

Title:	Director

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Scott A. Katzmann
(signature)

Name:	Scott A. Katzmann

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ John Skok
(signature)

Name:	John Skok

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Starlight Investment Holdings Limited

By:	/s/ David Jenner
(signature)

Name:	David Jenner

Title:	Director

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Stephen R. Quazzo Trust dated 11/9/95

By:	/s/ Stephen R. Quazzo
(signature)

Name:	Stephen R. Quazzo

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Thomas B. Nelson
(signature)

Name:	Thomas B. Nelson

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Thomas S. Murphy, Jr.
(signature)

Name:	Thomas S. Murphy, Jr.

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Trust for Descendants of Charles & Elizabeth Kontulis UAD 1/27/10

By:	/s/ Martha F. Morse
(signature)

Name:	Martha F. Morse

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Kenneth D. Weckwar
(signature)

Name:	Kenneth D. Weckwar

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Eliza Wilmerding
(signature)

Name:	Eliza Wilmerding

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Zaffaroni Partners LP

By:	/s/ Alejandro Zaffaroni
(signature)

Name:	Alejandro Zaffaroni

Title:	General Partner

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Bradley C. Shoup
(signature)

Name:	Bradley C. Shoup

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ William J. Cassano
(signature)

Name:	William J. Cassano

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Seymour H. Block, D.O. Defined Benefit Plan

By:	/s/ Seymour H. Block, DO
(signature)

Name:	Seymour H. Block

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Steven S. Marco
(signature)

Name:	Steven S. Marco

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Thornapple River Capital Venture Fund LLC

By:	/s/ Genesis Ghanga
(signature)

Name:	Genesis Ghanga

Title:	Manager

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: EBA Capital Inc.

By:	/s/ Evan B. Azriliant
(signature)

Name:	Evan B. Azriliant

Title:	President

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: The Meili Trust

By:	/s/ Thomas Chialastri
(signature)

Name:	Thomas Chialastri

Title:	Trustee

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Igor Puzanov, M.D.
(signature)

Name:	Igor Puzanov, M.D.

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Petr Sedlacek
(signature)

Name:	Petr Sedlacek

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (this “Adoption Agreement”) is executed on 14/11/2017, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Stockholders Agreement dated as of May 25, 2017 (the “Agreement”), by and among the Alzheon, Inc., a Delaware corporation (the “Company”), and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) [or options, warrants, or other rights to purchase such Stock (the “Options”)], for one of the following reasons (Check the correct box):

☐	As a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	As a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	As a new Investor in accordance with Subsection 9.9(a) of the Agreement, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	In accordance with Subsection 9.9(b) of the Agreement, as a new party who is not a new Investor, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock [Options], and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER: Petr Sedlacek	ACCEPTED AND AGREED:

By: /s/ Petr Sedlacek	ALZHEON, INC.
Name and Title of Signatory

Address: XXXXX	By:

XXXX	Name:

Facsimile Number:	Title:

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (this “Adoption Agreement”) is executed on 15 November, 2017, by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Stockholders Agreement dated as of May 25, 2017 (the “Agreement”), by and among the Alzheon, Inc., a Delaware corporation (the “Company”), and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) [or options, warrants, or other rights to purchase such Stock (the “Options”)], for one of the following reasons (Check the correct box):

☐	As a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	As a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	As a new Investor in accordance with Subsection 9.9(a) of the Agreement, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	In accordance with Subsection 9.9(b) of the Agreement, as a new party who is not a new Investor, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock [Options], and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER: Karel Prazak	ACCEPTED AND AGREED:

By: /s/ Karel Prazak	ALZHEON, INC.
Name and Title of Signatory

Address: XXXX	By:

XXXX	Name:

Facsimile Number:	Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ James Mellon
(signature)

Name: James Mellon

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity: Cynergy Brookline Healthcare Fund, LLC

By:	/s/ Richard Prati
(signature)

Name: Richard Prati

Title: Managing Member

If Investor is an Individual:

(signature)

Name:

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Thomas Chialastri
(signature)

Name: Thomas Chialastri

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

If Investor is an Entity:

Name of Entity:

By:
(signature)

Name:

Title:

If Investor is an Individual:

/s/ Tatiana Kotchoubey
(signature)

Name: Tatiana Kotchoubey

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

/s/ Martin Tolar, M.D., Ph.D.
Martin Tolar, M.D., Ph.D.

/s/ John Hey, Ph.D.
John Hey, Ph.D.

/s/ Gregory Miller
Gregory Miller

/s/ Susan Abushakra, M.D.
Susan Abushakra, M.D.

MARTIN TOLAR 2016 IRREVOCABLE TRUST F/B/O KRISTINA TOLAROVA

By:

Name: Tomas Cvrk
Title: Trustee

MARTIN TOLAR 2016 IRREVOCABLE TRUST F/B/O LUCAS TOLAR

By:

Name: Tomas Cvrk
Title: Trustee

MARTIN TOLAR 2016 IRREVOCABLE TRUST F/B/O VERONIKA LAROVA

By:

Name: Tomas Cvrk
Title: Trustee

Miroslav Tolar

Marie Tolarova

[Signature Page to Amended and Restated Stockholders Agreement – Alzheon, Inc.]

SCHEDULE A

Investors

ABG II-Alzheon Limited

XXXX

XXXX

Brookline Special Situations Fund, LLC

XXXX

XXXX

Jean-Pierre Sommadossi 1998 Irrevocable Trust

XXXX

XXXX

JellyRoll LLC

XXXX

XXXX

JPM Partners, LLC

XXXX

XXXX

Reinfrank Living Trust, dated 6/13/95

XXXX

XXXX

Shoup Revocable Trust E.

XXXX

XXXX

Franklin M. Berger

XXXX

XXXX

Macy Curtis Smith, Jr.

XXXX

XXXX

Ryan Pearson

XXXX

XXXX

Robert J. Silverman

XXXX

XXXX

Patrick S. Wilmerding

XXXX

XXXX

AAR Associates, L.P.

XXXX

XXXX

Adam M. Scotch

XXXX

XXXX

Biomatrix Partners Ltd.

XXXX

XXXX

Bryan Ritz

XXXX

XXXX

Claire Stilwell

XXXX

XXXX

Cliffline LLC

XXXX

XXXX

Cynergy Healthcare Investors Emerging Bridge, LLC

XXXX

XXXX

Cynthia Finerman Living Trust

XXXX

XXXX

David Nikodem

XXXX

XXXX

Edward F. Keely

XXXX

XXXX

El Chichon Partners, LLC

XXXX

XXXX

F. Berdon Co. LLC

XXXX

XXXX

Geoffry Jay

XXXX

XXXX

Hilltop Investments II, LLC

XXXX

XXXX

Jack T. and Judith E. Pottle Trust

XXXX

XXXX

Jennifer Duncan Inheritors Trust

XXXX

XXXX

John G. Bradley

XXXX

XXXX

John Skok

XXXX

XXXX

Klaus Kretschmer

XXXX

XXXX

Laurence Chang

XXXX

XXXX

Madockawando Holdings, LLC

XXXX

XXXX

Mark Afrasiabi

XXXX

XXXX

Max Caulkins

XXXX

XXXX

MCT Investments, LLC

XXXX

XXXX

Mossrock Capital, LLC

XXXX

XXXX

Neal Polan

XXXX

XXXX

OWC 12/23/67 Trust FBO Erik M.W. Casperan

XXXX

XXXX

Ralph Finerman

XXXX

XXXX

Richard A. Smith

XXXX

XXXX

Cynergy Brookline Healthcare Fund, LLC

XXXX

XXXX

Robert C. Jamo

XXXX

XXXX

Robert M. DiScipio

XXXX

XXXX

Scott Cohen

XXXX

XXXX

Steven J. Wice

XXXX

XXXX

Timothy I. Cohen

XXXX

XXXX

Wayne Pichon

XXXX

XXXX

Wesley Knuth

XXXX

XXXX

Winterset Lane, LLC

XXXX

XXXX

Zachary Pashel

XXXX

XXXX

Picchio International Inc.

XXXX

XXXX

Jpoma Investments Corporation

XXXX

XXXX

Dr. Adam Hale Brockman, Ph.D.

XXXX

XXXX

Dr. John Anthony Hey, Ph.D.

XXXX

XXXX

Gregory Leon Miller

XXXX

XXXX

Dr. Martin Tolar, M.D., Ph.D.

XXXX

XXXX

Dr. Mark Versavel, M.D., Ph.D.

XXXX

XXXX

Dr. Jeremy Yongxin Yu, M.D., Ph.D.

XXXX

XXXX

DHJ Investments, LP

XXXX

XXXX

Dritley Family Trust

XXXX

XXXX

Edgar D. Jannotta, Jr. Exempt Family Trust

XXXX

XXXX

Edgard D. Jannotta, Jr. Revocable Trust

XXXX

XXXX

Stephen R. Quazzo Trust dated 11/9/95

XXXX

XXXX

Hill Blalock, Jr.

XXXX

XXXX

Austin Browning

XXXX

XXXX

Stephen DAntonio

XXXX

XXXX

Michael J. Donaghue

XXXX

XXXX

Greg Ginsberg

XXXX

XXXX

Thomas S. Murphy, Jr.

XXXX

XXXX

Stephen R. Mut

XXXX

XXXX

William Newbrander

XXXX

XXXX

Bruce Pettet

XXXX

XXXX

Muhit Rahman

XXXX

XXXX

Jonathan Raleigh

XXXX

XXXX

Bradley Shoup

XXXX

XXXX

Cameron Smalls

XXXX

XXXX

Gary J. Strauss

XXXX

XXXX

Hans C. Vitzthum

XXXX

XXXX

Leon Wagner

XXXX

XXXX

Kenneth D. and Janet Wickwar

XXXX

XXXX

Jon-Erik Borgen

XXXX

XXXX

Josiah T. Austin

XXXX

XXXX

Kevin Beck

XXXX

XXXX

BMH Investments LLC

XXXX

XXXX

Borgen Consolidated Holdings LLC

XXXX

XXXX

Peter J. Crowley

XXXX

XXXX

Richard Doyle

XXXX

XXXX

Jimmie Dresnick

XXXX

XXXX

Neil Flanzraich

XXXX

XXXX

James Frank

XXXX

XXXX

Michael J. Gahan

XXXX

XXXX

Timothy Hogue

XXXX

XXXX

Haw Siang Hon

XXXX

XXXX

Scott A. Katzmann

XXXX

XXXX

Petr Kocis

XXXX

XXXX

Trust for Descendants of Charles & Elizabeth Kontulis UAD 1/27/10

XXXX

XXXX

Lagom LLC

XXXX

XXXX

Carl D. Meyer Separate Property Trust dated December 4, 2012

XXXX

XXXX

Montauk, LLC

XXXX

XXXX

Charles Magolske

XXXX

XXXX

Thomas B. Nelson

XXXX

XXXX

Opaleye L.P.

XXXX

XXXX

Craig M. Overlander

XXXX

XXXX

Sagar Patel

XXXX

XXXX

Aidan Power

XXXX

XXXX

Rehoboth Hundred LLC

XXXX

XXXX

Philip T. Ruegger

XXXX

XXXX

Starlight Investment Holdings Limited

XXXX

XXXX

Eliza Wilmerding

XXXX

XXXX

Zaffaroni Partners LP

XXXX

XXXX

BDIF LLC

XXXX

XXXX

Evan Cascio

XXXX

XXXX

Warwick Capital Partners, LLC

XXXX

XXXX

William O’Reilly

XXXX

XXXX

Richard D. Fain

XXXX

XXXX

William Cassano

XXXX

XXXX

KC Venture Holdings, LLC

XXXX

XXXX

Kenneth Wickwar

XXXX

XXXX

Aptus Holdings Limited

cXXXX

XXXX

Steven Marco

XXXX

XXXX

EBA Capital Inc.

XXXX

XXXX

Thornapple River Capital Venture Fund LLC

XXXX

XXXX

The Meili Trust

XXXX

XXXX

Igor Puzanov, M.D., M.S.C.I., F.A.C.P.

XXXX

XXXX

Petr Sedlacek

XXXX

XXXX

Karel Prazak

XXXX

XXXX

James Mellon

XXXX

XXXX

Thomas Chialastri

XXXX

XXXX

SCHEDULE B

Key Holders

Martin Tolar

XXXX

XXXX

MARTIN TOLAR 2016 IRREVOCABLE TRUST F/B/O KRISTINA TOLAROVA

XXXX

XXXX

MARTIN TOLAR 2016 IRREVOCABLE TRUST F/B/O LUCAS TOLAR

XXXX

XXXX

MARTIN TOLAR 2016 IRREVOCABLE TRUST F/B/O VERONIKA LAROVA

XXXX

XXXX

Miroslav Tolar

XXXX

XXXX

Marie Tolarova

XXXX

XXXX

John Hey

XXXX

XXXX

Gregory Miller

XXXX

XXXX

Susan Abushakra, M.D.

XXXX

XXXX

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (this “Adoption Agreement”) is executed on             , 20    , by the undersigned (the “Holder”) pursuant to the terms of that certain Amended and Restated Stockholders Agreement dated as of May 25, 2017 (the “Agreement”), by and among the Alzheon, Inc., a Delaware corporation (the “Company”), and certain of its stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) [or options, warrants, or other rights to purchase such Stock (the “Options”)], for one of the following reasons (Check the correct box):

☐	As a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	As a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	As a new Investor in accordance with Subsection 9.9(a) of the Agreement, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	In accordance with Subsection 9.9(b) of the Agreement, as a new party who is not a new Investor, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock [Options], and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	ALZHEON, INC.
Name and Title of Signatory

Address:	By:

Name:

Facsimile Number:	Title: